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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported): September 26, 1996
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                     Angeles Participating Mortgage Trust
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)




         California                    1-10150               95-6881527
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(State or Other Jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)         Identification No.)


       Three Pickwick Plaza, Suite 250, Greenwich, Connecticut      06830
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             (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code (203) 861-2100
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ITEM 5.   OTHER EVENTS.

     On September 26, 1996, at an annual meeting of the shareholders of Angeles Participating Mortgage Trust (the "Trust"), holders of a majority of the shares of Class A Common Stock, par value $1.00 per share (the "Shares") and the shares of Class B Common Stock, par value $.01 per share (the "Class B Shares"), voting as a single class, voted to approve the following: (i) the Class A Share Purchase Warrant (the "Class A Warrant") issued on March 15, 1994 to SAHI Partners, and subsequently assigned to Starwood Mezzanine for the right to purchase up to 5,000,000 Shares at a price per share of $1.00, the Class B Share Purchase Warrant (the "Class B Warrant", collectively with the Class A Warrant, the "Warrants") issued March 15, 1994 to SAHI, Inc. for the right to purchase up to 2,500,000 of the Class B Shares at a price per share of $.01 and the authorization and issuance of the Shares and Class B Shares to be issued if such warrants are exercised (the "Warrant Proposal"); (ii) adoption of an amended and restated Declaration of Trust (the "Restated Declaration of Trust") which, among other things, changes the purpose and investment policy of the Trust in order to implement a new business plan designed to allow the Trust to acquire a more diversified portfolio of interests in real estate or real estate-related assets;
(iii) election of seven trustees to the Board of Trustees, four of whom are affiliates of SAHI Partners, a Delaware limited partnership, SAHI Inc., a Delaware corporation and Starwood Mezzanine Investors L.P., a Delaware limited partnership ("Starwood Mezzanine", collectively with SAHI Partners and SAHI Inc., "SAHI"); (iv) a transaction whereby (a) the Trust will become the sole general partner of a newly formed limited partnership (the "Partnership") and Starwood Mezzanine will become the initial limited partner; (b) the Trust will be authorized to issue Shares, upon the exchange of any or all limited partnership interests (the "Units") in the Partnership issued to Starwood Mezzanine and (c) Starwood Mezzanine shall have the right, subject to certain limitations and restrictions, to require the Trust to register for public sale, any or all of the Shares issued to it upon the exercise of the Class A Warrant or upon exchange of the Units in the Partnership issued to Starwood Mezzanine upon the formation of the Partnership; (v) the Angeles Participating Mortgage Trust 1996 Trustees' Share Incentive Plan; (vi) the Angeles Participating Mortgage Trust 1996 Share Incentive Plan; and (vii) the appointment of Deloitte & Touche LLP as the Trust's independent accountants for the fiscal year ending December 31, 1996.

     On September 26, 1996, after approval of the foregoing proposals by the Trust's shareholders ("Shareholders"), the Trust contributed $400,000, in cash, to the Partnership in exchange for a 8.05% interest in the Partnership and Starwood Mezzanine contributed its entire interest in certain mortgage participation certificates in exchange for a 91.95% interest in the Partnership. The Trust is the sole general partner of the Partnership and Starwood Mezzanine is the initial limited partner.

     The Restated Declaration of Trust requires the Board of Trustees to issue additional shares of Class B Shares upon the issuance of Shares in order to maintain the existing proportion of outstanding Shares and Class B Shares and thereby maintain the current proportionate voting interests of each class. The Class B Shares currently account for 33-1/3% of the voting power

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of the Trust.  The Restated Declaration of Trust also provides that the Class B
Shares are convertible at the option of the holder into Shares on the basis of 1 Share for 49 Class B Shares without regard to the sales price for the Shares.

     As a result of the approval of the Warrant Proposal, upon exercise of the Warrants and assuming the Class B Shares are not converted into Shares, SAHI Partners, Starwood Mezzanine and SAHI Inc. will increase their combined voting interests in the Trust from 39.72% to 79.64% (and to 87.32% in the event that Starwood Mezzanine were to exchange all of its Units in the Partnership for Shares). Upon exercise of the Warrants, the Shareholders not affiliated with SAHI will have their voting interests reduced from 60.28% to 20.36% (and to 12.68% in the event that Starwood Mezzanine were to exchange all of its Units in the Partnership for Shares), and therefore, their ability to influence decisions regarding the operations and policies of the Trust will be substantially reduced. In addition, upon the exercise of the Warrants and assuming the Class B Shares are not converted into Shares, the Shareholders not affiliated with SAHI will have their percentage ownership interest in the Shares reduced from 90.43% to 30.54% (and to 19.03% in the event Starwood Mezzanine were to exchange all of its Units in the Partnership for Shares). Starwood Mezzanine is not required to exercise the Class A Warrant (in whole or in substantial part). Although no assurances can be given, Starwood Mezzanine has declared its intention to exercise its Class A Warrant for at least 2,000,000 Shares.

     The Class A Warrant was issued to SAHI Partners on March 15, 1994 pursuant to an oral agreement of February 8, 1994 and grants to SAHI Partners the right to purchase up to 5,000,000 Shares at a price per share of $1.00. In consideration for the issuance of the Class A Warrant, SAHI Partners paid to the Trust $100,000, which amount will be applied against the purchase price for the Shares purchased pursuant to the Class A Warrant. SAHI Partners paid for the Class A Warrant with funds made available to it through the capital contributions of its partners. As of March 15, 1996, SAHI Partners assigned the Class A Warrant to Starwood Mezzanine. The Class A Warrant may be exercised at any time and from time to time for the period beginning after September 26, 1996 and ending one hundred twenty (120) days subsequent to September 26, 1996.

     To maintain the Class B Shareholders' 33-1/3% voting interest to take into account the Class A Warrant pursuant to the Declaration of Trust, the Trust issued the Class B Warrant to SAHI, Inc. The Class B Warrant grants to SAHI, Inc. the right to purchase up to 2,500,000 Class B Shares at a price per share of $.01. In further consideration of the issuance of the Class B Warrant, SAHI, Inc. paid to the Trust $1,000, which amount will be applied against the purchase price for the Class B Shares pursuant to the Class B Warrant. SAHI, Inc. paid for the Class B Warrant with funds made available to it through the capital contributions of its partners. SAHI, Inc. may exercise the purchase rights represented by the Class B Warrant only upon exercise of the Class A Warrant and only with respect to a number of Class B Shares equal to fifty percent (50%) of the number of Shares then exercised.

     On October 14, 1996, the Board of Trustees of the Trust appointed the following officers of the Trust.

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     Name                                Title
     ----                                -----

Barry S. Sternlicht                      Chairman and Chief Executive Officer

Jay Sugarman                             President

Jerome C. Silvey                         Chief Financial Officer

Ronald J. Consiglio                      Secretary

     The Board of Trustees also determined to move the principal executive office of the Trust to Three Pickwick Plaza, Suite 250, Greenwich, Connecticut 06830.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Class A Share Purchase Warrant dated March 15, 1994 issued by Angeles Participating Mortgage Trust to SAHI Partners

          99.2 Class B Share Purchase Warrant dated March 15, 1994 issued by Angeles Participating Mortgage Trust to SAHI Inc.

          99.3 Shareholders Agreement dated as of March 15, 1994 by and among SAHI Partners, SAHI, Inc. and Angeles Participating Mortgage Trust

          99.4 Assignment of Class A Share Purchase Warrant dated as of March 15, 1996 by SAHI Partners to Starwood Mezzanine Investors, L.P.

          99.5 Amendment No. 1 to the Shareholders Agreement dated as of March 15, 1996 by and among SAHI Partners, SAHI, Inc., Starwood Mezzanine Investors, L.P. and Angeles Participating Mortgage Trust

          99.6 Agreement of Limited Partnership of APMT Limited Partnership dated September 26, 1996

          99.7 Exchange Rights Agreement dated September 26, 1996 between Angeles Participating Mortgage Trust and Starwood Mezzanine Investors, L.P.

          99.8 Registration Rights Agreement dated September 26, 1996 between Angeles Participating Mortgage Trust and Starwood Mezzanine Investors, L.P.

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          99.9   Formation Agreement dated September 26, 1996 between Angeles
                 Participating Mortgage Trust and Starwood Mezzanine Investors, L.P.

          99.10 Assignment and Assumption Agreement dated as of September 26, 1996 between Starwood Mezzanine Investors, L.P. and APMT Limited Partnership

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:  October 28, 1996               By:  /s/ Barry S. Sternlicht
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                                            Barry S. Sternlicht
                                            Chairman and Chief Executive Officer

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